EXHIBIT 10.1

THIRD AMENDMENT TO FACILITY AGREEMENT

This THIRD AMENDMENT TO FACILITY AGREEMENT (this “Third Amendment”) is dated as of December 18, 2012 and made between:

(1)	FAR EAST ENERGY (BERMUDA), LTD., a company incorporated in Bermuda with its registered office at Clarendon House, 2 Church Street, Hamilton HM II, Bermuda with registration number 36700 (the “Borrower”);

(2)	FAR EAST ENERGY CORPORATION, a company incorporated in the State of Nevada, United States of America, with its registered office at 711 S. Carson Street, Suite 4, Carson City, Nevada with registration number NV20001201882 (the “Guarantor”); and

(3)	STANDARD CHARTERED BANK as lender (the “Lender”).

PRELIMINARY STATEMENTS:

(A)	The Borrower, the Guarantor and the Lender are parties to a U.S. $25,000,000 Facility Agreement dated as of November 28, 2011 as amended by an Amendment Letter Agreement dated as of May 21, 2012 and as further amended by the Second Amendment to Facility Agreement dated as of November 28, 2012 (the “Facility Agreement”) providing for a secured term loan facility for the purposes described therein.

(B)	The Facility is fully drawn in the amount of $25,578,274.87 (which includes capitalized interest).

(C)	The Loans made under the Facility are due to be repaid on the Termination Date of December 19, 2012.

(D)	Accrued interest on each Loan in the aggregate amount of $152,237.29 (the “Accrued Interest Amount”) is due on December 19, 2012.

(E)	The Borrower has requested, among other things, that (i) the Termination Date under the Facility Agreement be extended for a period of up to four (4) weeks to enable the Borrower to pursue certain refinancing arrangements; and (ii) that the due date for payment of the Accrued Interest Amount be extended by a period of up to four (4) weeks.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1.	interpretation

1.1	Interpretation

(a)	Capitalized terms defined in the Facility Agreement have, unless otherwise expressly defined herein, the same meaning when used in this Third Amendment.

(b)	The provisions of clause 1.2 (Construction) of the Facility Agreement apply to this Third Amendment as if they were set out in full in this Third Amendment, except that references to ‘this Agreement’ are to be construed as references to this Third Amendment.

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EXHIBIT 10.1

2.	representations and warranties

Each Obligor jointly and severally represents and warrants to the Lender on the date of this Third Amendment that:

(a)	The obligations expressed to be assumed by it in this Third Amendment are (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors rights generally) legal, valid, binding and enforceable obligations.

(b)	All of the representations and warranties contained in clauses 18.1 – 18.29 (Representations) of the Facility Agreement are true and correct.

3.	amendment to Facility agreement

The definition of “Termination Date”, as set forth in Clause 1.1 (Definitions) of the Facility Agreement is amended and restated to read as follows:

“Termination Date” means the earlier of (i) January 15, 2013 and (ii) the date on which the underwriter, note holders or other relevant creditors notify the Borrower, the Guarantor or the Lender that any of such underwriter, note holders or other creditor will not be moving forward with the currently contemplated debt offering that is intended to partially repay the Loans (except that, if the Termination Date would otherwise fall on a day which is not a Business Day, it will instead be the immediately preceding Business Day).

4.	DEFERRAL OF INTEREST PAYMENT

The due date for payment of the Accrued Interest Amount shall be extended to the Termination Date.

5.	LIMITED WAIVER

5.1	Waivers

Subject to the terms and conditions of this Third Amendment and in reliance on the representations and warranties made pursuant to Clause 2 (Representations and Warranties) hereof, the Lender permanently waives any Default or Event of Default arising from any breach of clause 20.1 (Liquidity Test) of the Facility Agreement that occurred prior to the date of this Third Amendment.

5.2	Limitation of waiver

(a)	Without limiting the generality of the provisions of clause 32 (Remedies and Waivers) of the Facility Agreement, the waiver set forth above shall be limited precisely as written and relate solely to any non-compliance by the Obligors with the terms of the Facility Agreement in the manner and to the extent described above, and nothing in this Third Amendment shall be deemed to prejudice any right or remedy that the Lender may now have or may have in the future under or in connection with the Finance Documents or any other instrument or agreement referred to therein.

(b)	Except as expressly set forth herein, the terms, provisions and conditions of the Facility Agreement and the other Finance Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

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EXHIBIT 10.1

6.	release of lender and related parties

Each Obligor voluntarily and knowingly releases, holds harmless, and forever discharges the Lender and each of the Lender’s predecessors, agents, shareholders, partners, directors, officers, employees, representatives, professionals and their respective successors and assigns (the “Released Parties”) from all possible claims, demands, actions, causes of action, damages, costs or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date hereof which any Obligor may now or hereafter have against any of the Released Parties and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under, and all other matters relating to, the Finance Documents, and the negotiation and execution of this Third Amendment.

7.	MISCELLANEOUS

7.1	Finance Document

This Third Amendment is a Finance Document.

7.2	Costs and expenses

The Borrower agrees that the provisions of clause 16 (Costs and Expenses) of the Facility Agreement shall apply to this Third Amendment.

7.3	Counterparts

This Third Amendment may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Third Amendment.

7.4	Reservation of rights

The Parties reserve all rights with respect to any continuing or future Default.

7.5	Confirmations

(a)	The Guarantor hereby acknowledges that it has read this Third Amendment and consents to its terms, and hereby confirms and agrees that, notwithstanding the effectiveness of this Third Amendment, its guarantee of the Borrower’s obligations under the Finance Documents (the “Guaranteed Obligations”) shall not be impaired or affected and such guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

(b)	The Obligors acknowledge and agree that (i) all liens evidenced by the Facility Agreement and the Security Documents are hereby ratified, confirmed and continued, (ii) the amendment of the Facility Agreement pursuant to this Third Amendment shall not constitute a regrant of the existing Security granted in connection with the Facility Agreement (the “Existing Security”), (iii) the Existing Security shall remain in full force and effect after giving effect to this Third Amendment, and (iv) the Existing Security extends to the Guaranteed Obligations as amended pursuant to this Third Amendment.

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7.6	Governing law

THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS APPLICABLE IN THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Signature page follows]

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This Third Amendment has been entered into as of the date stated at the beginning hereof.

SIGNATORIES

BORROWER:

FAR EAST ENERGY (BERMUDA), LTD.

By: /s/ Michael R. McElwrath

Name: Michael R. McElwrath

Title: Chairman

GUARANTOR:

FAR EAST ENERGY CORPORATION

By: /s/ Michael R. McElwrath

Name: Michael R. McElwrath

Title: CEO/President

LENDER:

STANDARD CHARTERED BANK

By: /s/ P.A. Johnson

Name: P.A. Johnson

Title: Regional Head

Signature page to Third Amendment